UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 2, 2015


                          SYNERGY RESOURCES CORPORATION
                          -----------------------------
             (Exact name of Registrant as specified in its charter)


      Colorado                      001-35245                 20-2835920
--------------------            -------------------      --------------------
 (State or other jurisdiction  (Commission File No.)       (IRS Employer
of incorporation)                                         Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
                      -----------------------------------
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073


                                       N/A
                      ------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On February 2, 2015, Synergy Resources Corporation (the "Company") closed its previously announced underwritten offering of 18,613,952 shares of its common stock (the "Offering"), which includes the sale of 2,427,906 shares of the Company's common stock sold by the Company pursuant to the exercise, in full, of the over-allotment option by the underwriters.

     On February 2, 2015, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

 Item 9.01.  Financial Statements and Exhibits

 99.1 Press Release dated February 2, 2015, announcing the closing of the Offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 2, 2015

                                 SYNERGY RESOURCES CORPORATION



                                 By:  /s/ Frank L. Jennings
                                      ----------------------------------------
                                      Frank L. Jennings, Principal Financial and
                                         Accounting Officer